SECURITIES & EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20449


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 1, 2001
                                                 ----------------------


                               Delta Apparel, Inc.
                              --------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                     Georgia
                                 -------------
                          (State or Other Jurisdiction
                                of Incorporation)

         1-15583                                          58-2508794
---------------------------                     ------------------------------
(Commission File Number)                       (IRS Employer Identification No.)


2750 Premiere Parkway, Suite 100, Duluth, Georgia                  30097
-------------------------------------------------                  -----
  (Address of Principal Executive Offices)                       (Zip Code)

                                 (678) 775-6900
                         --------------- --------------
                         (Registrant's Telephone Number
                              Including Area Code)

                                 Not Applicable
                              --------------------
                         (Former Name or Former Address,
                          if Changed Since Last Report)


                                   Copies to:
                       Eric B. Amstutz and Eric K. Graben
                     Wyche, Burgess, Freeman & Parham, P.A.
                         44 East Camperdown Way (29601)
                                  P.O. Box 728
                            Greenville, SC 29602-0728
                                 (864) 242-8200



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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     On May 1, 2001, the Company dismissed KPMG LLP ("KPMG") as its independent accounting firm to audit the Company's financial statements and retained Ernst & Young LLP ("Ernst & Young") to serve as the Company's independent accounting firm to audit the Company's financial statements, beginning with the Company's financial statements for the fiscal year ending June 30, 2001. The decision to change the Company's independent accountants was made by the Company's board of directors upon the recommendation of the audit committee of the Company's board of directors.

     The Company's audit committee recommended, and the Company's board authorized, the change in the Company's independent accounting firm because KPMG had informed the Company that KPMG expects the Company as a publicly-held audit client to carry directors' and officers' insurance. The Company has not decided whether or not to have directors' and officers' insurance. KPMG informed the Company that it would re-evaluate annually whether to stand for election as the Company's independent auditors based on various risk factors, including the availability or lack thereof of directors' and officers' insurance. As a result, the Company had no assurance that KPMG would continue to serve as the Company's independent accounting firm for any period following fiscal year 2001.

     No report by KPMG on any financial statements of the Company contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles. The Company has had no disagreement with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreement in connection with any report by KPMG.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

          16.1 Letter from KPMG LLP dated May 7, 2001 re Change in Certifying Accountants.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         DELTA APPAREL, INC.


Date: May 8, 2001                        By: /s/ Herbert M. Mueller
                                             ----------------------------------
                                             Herbert M. Mueller
                                             Vice President & Chief Financial
                                             Officer